                           EXHIBIT 21 TO 10K (1996)



                BANKAMERICA CORPORATION (BAC) SUBSIDIARIES LIST
                            AS OF DECEMBER 31, 1996



   LIST OF ENTITIES IN WHICH BAC DIRECTLY OR INDIRECTLY (THROUGH ONE OR MORE SUBSIDIARIES), HAD 50% OR MORE OWNERSHIP INTEREST AS OF DECEMBER 31, 1996.
EXCEPT AS OTHERWISE INDICATED, EACH SUBSIDIARY IS WHOLLY OWNED AND DOES BUSINESS
                              UNDER ITS OWN NAME.



 * Denotes Ownership within the BAC Family by More Than One Entity - See Listing at end of report for details
 ~ Denotes Partial Outside Ownership - See Listing at end of report for details

Org #        LE Name                                                                     Jurisdiction of Incorporation
-----        -------                                                                     -----------------------------
             1st 2nd 3rd 4th 5th 6th 7th 8th
             --- --- --- --- --- --- --- ---
 54          Appold Holdings Limited                                                                     Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 80              Appold Japan Limited                                                                        Hong Kong
----------------------------------------------------------------------------------------------------------------------
 86              Appold Leasing Limited                                                                           U.K.
----------------------------------------------------------------------------------------------------------------------
 199             Security Pacific EuroFinance, Inc.                                                      Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 235                 Sec Pac Spain S.A.                                                                          Spain
----------------------------------------------------------------------------------------------------------------------
1400                 Societe Nouvelle Les Dolomites Francaises, SARL*                                           France
----------------------------------------------------------------------------------------------------------------------
1400             Societe Nouvelle Les Dolomites Francaises, SARL*                                               France
----------------------------------------------------------------------------------------------------------------------
 52          Appold Leasing, Inc.                                                                        Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 240         BA Clearing Corporation                                                                     Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 368         BA Futures, Incorporated                                                                    Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2268             BA Futures, S.A.                                                                               France
----------------------------------------------------------------------------------------------------------------------
 15          BA Northwest Community Service Corporation                                                Washington, USA
----------------------------------------------------------------------------------------------------------------------
 120         BA Securities, Inc.                                                                         Delaware, USA
                 DBA: Texas BA Securities, Inc.
----------------------------------------------------------------------------------------------------------------------
 376         BancAmerica Commercial Corporation                                                      Pennsylvania, USA
----------------------------------------------------------------------------------------------------------------------
 16          Bank of America Alaska, N.A.                                                          USA (National Bank)
----------------------------------------------------------------------------------------------------------------------
 382         Bank of America Arizona                                                                      Arizona, USA
                 DBA: Bank of America
----------------------------------------------------------------------------------------------------------------------
 657             Bamerilease, Inc.                                                                        Arizona, USA
----------------------------------------------------------------------------------------------------------------------
 121         Bank of America Community Development Bank                                                California, USA
                 DBA: Security Pacific Insurance Agency, Inc.
----------------------------------------------------------------------------------------------------------------------
2011         Bank of America Illinois                                                                    Illinois, USA
----------------------------------------------------------------------------------------------------------------------
2082             BA Service Corp.                                                                        Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2019             Bank of America Illinois Community Development Corporation                              Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2022             BankAmerica International Investment Corporation                           USA (Edge Act Corporation)
----------------------------------------------------------------------------------------------------------------------
2784                 Asia Port Investors LLC~                                                           Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2785                     Port Investors Limited                                                    British West Indies
----------------------------------------------------------------------------------------------------------------------
2028                 C.N. Investments, Inc.                                                             Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2026                 CIC Trading, S.A.*                                                                      Argentina
----------------------------------------------------------------------------------------------------------------------
2079                 Continental Bank Participacoes, Ltda.                                                      Brazil
----------------------------------------------------------------------------------------------------------------------
2029                 Continental Capital Markets Limited                                                          U.K.
----------------------------------------------------------------------------------------------------------------------
2030                     Lease Continental PLC                                                                    U.K.
----------------------------------------------------------------------------------------------------------------------
2032                 Continental Finanziaria S.P.A.                                                              Italy
----------------------------------------------------------------------------------------------------------------------

Org #        LE Name                                                                     Jurisdiction of Incorporation
-----        -------                                                                     -----------------------------
             1st 2nd 3rd 4th 5th 6th 7th 8th
             --- --- --- --- --- --- --- ---
----------------------------------------------------------------------------------------------------------------------
2033                 Continental Illinois De Mexico S.A. De C.V.                                                Mexico
----------------------------------------------------------------------------------------------------------------------
2037                 Continental Information & Technology Services Co., S.A.*                                Argentina
----------------------------------------------------------------------------------------------------------------------
2038                 Continental International Finance Corporation II Limitada*                                  Chile
----------------------------------------------------------------------------------------------------------------------
2041                 Continental International Securities Limited                                       Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2043                 Continental Investment Company S.A.*                                                    Argentina
----------------------------------------------------------------------------------------------------------------------
2044                 Continental Servicios Corporativos S.A. De C.V.                                            Mexico
----------------------------------------------------------------------------------------------------------------------
2098                 Fundo 2001 de Conversao-Capital Estrangeiro                                                Brazil
----------------------------------------------------------------------------------------------------------------------
2047                 Invenco, Inc.                                                                      Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2054                 Ismael I, Inc.                                                                     Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2057                 Juliana, Inc.                                                                      Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2059                     Justin, Inc. Chile Ltda.*                                                               Chile
----------------------------------------------------------------------------------------------------------------------
2058                 Justin, Inc.                                                                       Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2059                     Justin, Inc. Chile Ltda.*                                                               Chile
----------------------------------------------------------------------------------------------------------------------
2064                 Labco I, Inc.                                                                      Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2065                     Labco I, Inc. Chile Limitada*                                                           Chile
----------------------------------------------------------------------------------------------------------------------
2038                         Continental International Finance Corporation II Limitada*                          Chile
----------------------------------------------------------------------------------------------------------------------
2067                 Labco II, Inc.                                                                     Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2065                     Labco I, Inc. Chile Limitada*                                                           Chile
----------------------------------------------------------------------------------------------------------------------
2038                         Continental International Finance Corporation II Limitada*                          Chile
----------------------------------------------------------------------------------------------------------------------
2106                 Lawrence Holdings Ltd.                                                             Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2068                 M.A.S. Investments, Inc.                                                           Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2107                 Moraine Ltd.                                                                       Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2026                     CIC Trading, S.A.*                                                                  Argentina
----------------------------------------------------------------------------------------------------------------------
2037                     Continental Information & Technology Services Co., S.A.*                            Argentina
----------------------------------------------------------------------------------------------------------------------
2043                     Continental Investment Company S.A.*                                                Argentina
----------------------------------------------------------------------------------------------------------------------
2108                 North Bay Holdings, Ltd.                                                           Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2075                 Tanco I, Inc.                                                                      Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2077                 Valores Mercantiles Banconti, C.A.                                                      Venezuela
----------------------------------------------------------------------------------------------------------------------
2014             C.I.N.B. Nominees (London) Limited                                                               U.K.
----------------------------------------------------------------------------------------------------------------------
2018             Continental Brokerage Services Inc.                                                     Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2020             Continental Illinois Property Corporation No. 3                                         Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2021             Continental Illinois Venture Corporation                                                Delaware, USA
----------------------------------------------------------------------------------------------------------------------

Org #        LE Name                                                                     Jurisdiction of Incorporation
-----        -------                                                                     -----------------------------
             1st 2nd 3rd 4th 5th 6th 7th 8th
             --- --- --- --- --- --- --- ---
----------------------------------------------------------------------------------------------------------------------
2081             Continental Partners Group, Inc.                                                        Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2090             Moorpark Holding, Inc.                                                                  Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2091             PDE, Inc.                                                                              Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2115             Penguin Holding, Inc.                                                                   Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2093             Rose Holding, Inc.                                                                      Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 44          Bank of America National Association                                                  USA (National Bank)
----------------------------------------------------------------------------------------------------------------------
 385         Bank of America National Trust and Savings Association                                USA (National Bank)
                 DBA: Seafirst Bank
                 DBA: Security Pacific National Bank
----------------------------------------------------------------------------------------------------------------------
 517             693327 Ontario Limited*~                                                                       Canada
----------------------------------------------------------------------------------------------------------------------
 361             BA Credit Corporation                                                                   Delaware, USA
                 DBA: BankAmerica Credit Corporation
                 DBA: SPFSSI-SPCC, Inc
----------------------------------------------------------------------------------------------------------------------
2275             BA Interactive Services Holding Company, Inc.                                           Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 282             BA Investment Services, Inc.                                                            Delaware, USA
----------------------------------------------------------------------------------------------------------------------
3000             BA Merchant Services, Inc.*                                                             Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2792             BA Mortgage Securities, Inc.                                                            Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 264             BA Properties, Inc.                                                                     Delaware, USA
                 DBA: Holding Pattern Company
----------------------------------------------------------------------------------------------------------------------
 266             BancAmerica Auto Finance Corp.                                                          Delaware, USA
                 DBA: Security Pacific Auto Finance
----------------------------------------------------------------------------------------------------------------------
 526             Bank of America (Jersey) Limited                                                      Channel Islands
----------------------------------------------------------------------------------------------------------------------
 514             Bank of America Canada                                                                         Canada
----------------------------------------------------------------------------------------------------------------------
 517                 693327 Ontario Limited*~                                                                   Canada
----------------------------------------------------------------------------------------------------------------------
 515                 Bank of America Canada Leasing Corporation                                                 Canada
----------------------------------------------------------------------------------------------------------------------
 516                 Bank of America Canada Securities Corporation                                              Canada
----------------------------------------------------------------------------------------------------------------------
 437             Bank of America Colombia*                                                                    Colombia
----------------------------------------------------------------------------------------------------------------------
 470             Bank of America International Limited*                                                           U.K.
----------------------------------------------------------------------------------------------------------------------
 473                 BA Netting Limited                                                                           U.K.
----------------------------------------------------------------------------------------------------------------------
 476                 Fenchurch Steamship Corporation                                                           Liberia
----------------------------------------------------------------------------------------------------------------------
 440             Bank of America, S.A.*                                                                          Spain
----------------------------------------------------------------------------------------------------------------------
 441                 BankAmerica Gestion SGIIC, S.A.                                                             Spain
----------------------------------------------------------------------------------------------------------------------
 360             BankAmerica Business Credit, Inc.                                                       Delaware, USA
                 DBA: BA Business Credit, Inc.
----------------------------------------------------------------------------------------------------------------------
 438             BankAmerica International                                                  USA (Edge Act Corporation)
----------------------------------------------------------------------------------------------------------------------

Org #        LE Name                                                                     Jurisdiction of Incorporation
-----        -------                                                                     -----------------------------
             1st 2nd 3rd 4th 5th 6th 7th 8th
             --- --- --- --- --- --- --- ---
----------------------------------------------------------------------------------------------------------------------
2270                 Arrendadora BankAmerica, S.A.*                                                             Mexico
----------------------------------------------------------------------------------------------------------------------
2269                 Bank of America Mexico, S.A.*                                                              Mexico
----------------------------------------------------------------------------------------------------------------------
 440                 Bank of America, S.A.*                                                                      Spain
----------------------------------------------------------------------------------------------------------------------
 441                     BankAmerica Gestion SGIIC, S.A.                                                         Spain
----------------------------------------------------------------------------------------------------------------------
 498                 Inversiones of America Corredores de Bolsa Limitada*                                        Chile
----------------------------------------------------------------------------------------------------------------------
 443                 Societe Anonyme Immobiliere du 28 Place Vendome                                            France
----------------------------------------------------------------------------------------------------------------------
 444             BankAmerica International Financial Corporation                            USA (Edge Act Corporation)
----------------------------------------------------------------------------------------------------------------------
2270                 Arrendadora BankAmerica, S.A.*                                                             Mexico
----------------------------------------------------------------------------------------------------------------------
 445                 BA Asia Limited                                                                         Hong Kong
----------------------------------------------------------------------------------------------------------------------
2801                 BA Assets Company ~                                                                Cayman Islands
----------------------------------------------------------------------------------------------------------------------
 506                 BA Australia Limited                                                                    Australia
----------------------------------------------------------------------------------------------------------------------
 509                     BA Staff Limited                                                                    Australia
----------------------------------------------------------------------------------------------------------------------
 707                     BA Staff Superannuation Limited                                                     Australia
----------------------------------------------------------------------------------------------------------------------
2941                 BA Card Services, Inc.                                                                Philippines
----------------------------------------------------------------------------------------------------------------------
 446                 BA Finance (Hong Kong) Limited                                                          Hong Kong
----------------------------------------------------------------------------------------------------------------------
2271                 BA Forex (Philippines), Inc.                                                          Philippines
----------------------------------------------------------------------------------------------------------------------
 450                 BA Holding Company S.A.                                                                Luxembourg
----------------------------------------------------------------------------------------------------------------------
 470                     Bank of America International Limited*                                                   U.K.
----------------------------------------------------------------------------------------------------------------------
 473                         BA Netting Limited                                                                   U.K.
----------------------------------------------------------------------------------------------------------------------
 476                         Fenchurch Steamship Corporation                                                   Liberia
----------------------------------------------------------------------------------------------------------------------
 451                     BankAmerica International Trustees (B.V.I.) Limited                    British Virgin Islands
----------------------------------------------------------------------------------------------------------------------
 459                         BankAmerica Financial Services Ltd.                                British Virgin Islands
----------------------------------------------------------------------------------------------------------------------
 452                     BankAmerica Trust and Banking Corporation (Bahamas) Limited                           Bahamas
----------------------------------------------------------------------------------------------------------------------
 453                         Trunoms, Limited                                                                  Bahamas
----------------------------------------------------------------------------------------------------------------------
 454                         Wolnoms, Limited                                                                  Bahamas
----------------------------------------------------------------------------------------------------------------------
 455                     BankAmerica Trust and Banking Corporation (Cayman) Limited                     Cayman Islands
----------------------------------------------------------------------------------------------------------------------
1360                         BankAmerica Fund Management Limited                                        Cayman Islands
----------------------------------------------------------------------------------------------------------------------
 456                         Harbour Nominees Ltd.                                                      Cayman Islands
----------------------------------------------------------------------------------------------------------------------
 457                     BankAmerica Trust Company (Hong Kong) Limited*                                      Hong Kong
----------------------------------------------------------------------------------------------------------------------
 458                         BATCO Nominees Limited*                                                         Hong Kong
----------------------------------------------------------------------------------------------------------------------
 457                             BankAmerica Trust Company (Hong Kong) Limited*                              Hong Kong
----------------------------------------------------------------------------------------------------------------------
 461                             Fiduciary Services Limited*                                                 Hong Kong
----------------------------------------------------------------------------------------------------------------------

Org #        LE Name                                                                     Jurisdiction of Incorporation
-----        -------                                                                     -----------------------------
             1st 2nd 3rd 4th 5th 6th 7th 8th
             --- --- --- --- --- --- --- ---
----------------------------------------------------------------------------------------------------------------------
 460                             ITG Secretaries Limited*                                                    Hong Kong
----------------------------------------------------------------------------------------------------------------------
 462                             Renfrew Services Limited*                                                   Hong Kong
----------------------------------------------------------------------------------------------------------------------
 461                         Fiduciary Services Limited*                                                     Hong Kong
----------------------------------------------------------------------------------------------------------------------
 460                         ITG Secretaries Limited*                                                        Hong Kong
----------------------------------------------------------------------------------------------------------------------
 462                         Renfrew Services Limited*                                                       Hong Kong
----------------------------------------------------------------------------------------------------------------------
 458                             BATCO Nominees Limited*                                                     Hong Kong
----------------------------------------------------------------------------------------------------------------------
 467                     BankAmerica Trust Company (Jersey) Limited                                    Channel Islands
----------------------------------------------------------------------------------------------------------------------
 468                         BankAmerica Properties (Jersey) Limited                                   Channel Islands
----------------------------------------------------------------------------------------------------------------------
 2939                        Fenborough Services Limited                                        British Virgin Islands
----------------------------------------------------------------------------------------------------------------------
 2940                        NS Secretaries Limited                                                    Channel Islands
----------------------------------------------------------------------------------------------------------------------
 2938                        Ridgemount Services Limited                                        British Virgin Islands
----------------------------------------------------------------------------------------------------------------------
 469                         Unihouse Nominees Limited                                                 Channel Islands
----------------------------------------------------------------------------------------------------------------------
 449                 BA Swallow Business Systems Limited                                               Channel Islands
----------------------------------------------------------------------------------------------------------------------
 479                 BamerInvest C.A.                                                                        Venezuela
----------------------------------------------------------------------------------------------------------------------
 437                 Bank of America Colombia*                                                                Colombia
----------------------------------------------------------------------------------------------------------------------
 470                 Bank of America International Limited*                                                       U.K.
----------------------------------------------------------------------------------------------------------------------
 473                     BA Netting Limited                                                                       U.K.
----------------------------------------------------------------------------------------------------------------------
 476                     Fenchurch Steamship Corporation                                                       Liberia
----------------------------------------------------------------------------------------------------------------------
2140                 Bank of America Malaysia Berhad                                                          Malaysia
----------------------------------------------------------------------------------------------------------------------
 316                     BA Nominees (Asing) Sdn. Bhd.                                                        Malaysia
----------------------------------------------------------------------------------------------------------------------
2269                 Bank of America Mexico, S.A.*                                                              Mexico
----------------------------------------------------------------------------------------------------------------------
 481                 BankAmerica Representacao e Servicos Limitada*                                             Brazil
----------------------------------------------------------------------------------------------------------------------
1003                 BankAmerica Singapore Limited                                                           Singapore
----------------------------------------------------------------------------------------------------------------------
 628                 Bunga Orkid, Ltd.                                                                         Bermuda
----------------------------------------------------------------------------------------------------------------------
 490                 Chile Cellulose Investment Company                                                  Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 491                 Companhia Internacional de Participacoes E Emprendimentos S.A.                             Brazil
----------------------------------------------------------------------------------------------------------------------
 492                     Multi Banco S.A.~                                                                      Brazil
----------------------------------------------------------------------------------------------------------------------
 494                         Multi-Distribuidora Internacional de Titulos e Valores Ltda.                       Brazil
----------------------------------------------------------------------------------------------------------------------
 604                 Debt Recovery (Hong Kong) Limited*                                                      Hong Kong
----------------------------------------------------------------------------------------------------------------------
 293                 Fundo 2000 de Conversao-Capital Estrangeiro                                                Brazil
----------------------------------------------------------------------------------------------------------------------
 497                 Hedges, S.A.*                                                                           Argentina
----------------------------------------------------------------------------------------------------------------------
 232                 Inchroy Credit Corporation Limited~                                                     Hong Kong
----------------------------------------------------------------------------------------------------------------------

Org #        LE Name                                                                     Jurisdiction of Incorporation
-----        -------                                                                     -----------------------------
             1st 2nd 3rd 4th 5th 6th 7th 8th
             --- --- --- --- --- --- --- ---
----------------------------------------------------------------------------------------------------------------------
 604                     Debt Recovery (Hong Kong) Limited*                                                  Hong Kong
----------------------------------------------------------------------------------------------------------------------
3021                 InverAmerica, S.A*                                                                       Colombia
----------------------------------------------------------------------------------------------------------------------
 498                 Inversiones of America Corredores de Bolsa Limitada*                                        Chile
----------------------------------------------------------------------------------------------------------------------
 499                 Inversiones y Negocios Fiduciarios S.A.*                                                Argentina
----------------------------------------------------------------------------------------------------------------------
 301                 InvestAmerica S.A.*                                                                         Chile
----------------------------------------------------------------------------------------------------------------------
 668                 Orion Eight, Inc.                                                                   Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 671                     Delta FSC Eight, Inc.                                                     U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
 669                 Orion Nine, Inc.                                                                    Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 672                     Delta FSC Nine, Inc.                                                      U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
 670                 Orion Ten, Inc.                                                                     Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 673                     Delta FSC Ten, Inc.                                                       U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
 302                 Security Pacific Do Brazil S/C Ltda.                                                       Brazil
----------------------------------------------------------------------------------------------------------------------
 306                 Security Pacific Overseas Investment Corporation                                    Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 339                     Appold Limited                                                                           U.K.
----------------------------------------------------------------------------------------------------------------------
 308                     Bank of America (Asia) Limited*                                                     Hong Kong
----------------------------------------------------------------------------------------------------------------------
 312                         Bank of America (Macau) Limited                                                     Macau
----------------------------------------------------------------------------------------------------------------------
3019                             Villages of LaCosta LLC*                                                Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 314                         Canton Pacific Finance Ltd.                                                     Hong Kong
----------------------------------------------------------------------------------------------------------------------
 309                         The Bank of Canton (Nominees) Limited                                           Hong Kong
----------------------------------------------------------------------------------------------------------------------
3021                     InverAmerica, S.A.                                                                   Colombia
----------------------------------------------------------------------------------------------------------------------
 301                     InvestAmerica S.A.*                                                                     Chile
----------------------------------------------------------------------------------------------------------------------
 323                     Security Pacific Australian Assets Limited                                          Australia
----------------------------------------------------------------------------------------------------------------------
 336                     Security Pacific Financing Services Ltd.                                                 U.K.
----------------------------------------------------------------------------------------------------------------------
 337                     Security Pacific Hong Kong Holdings Limited                                         Hong Kong
----------------------------------------------------------------------------------------------------------------------
 308                         Bank of America (Asia) Limited*                                                 Hong Kong
----------------------------------------------------------------------------------------------------------------------
 312                             Bank of America (Macau) Limited                                                 Macau
----------------------------------------------------------------------------------------------------------------------
3019                                 Villages of LaCosta LLC*                                            Delaware, USA
----------------------------------------------------------------------------------------------------------------------
                                 Canton Pacific Finance Ltd.                                                 Hong Kong
----------------------------------------------------------------------------------------------------------------------
 309                             The Bank of Canton (Nominees) Limited                                       Hong Kong
----------------------------------------------------------------------------------------------------------------------
 501                 Titulos Rioplatenses S.A.*                                                                Uruguay
----------------------------------------------------------------------------------------------------------------------
2078                 Venco, B.V.                                                                        Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2144                     Montana Fundo de Renda Fixa                                                            Brazil
----------------------------------------------------------------------------------------------------------------------

Org #        LE Name                                                                     Jurisdiction of Incorporation
-----        -------                                                                     -----------------------------
             1st 2nd 3rd 4th 5th 6th 7th 8th
             --- --- --- --- --- --- --- ---
----------------------------------------------------------------------------------------------------------------------
 313             BankAmerica Nominees (1993) Pte. Ltd.                                                       Singapore
----------------------------------------------------------------------------------------------------------------------
 502             BankAmerica Nominees (Hong Kong) Ltd.                                                       Hong Kong
----------------------------------------------------------------------------------------------------------------------
 504             BankAmerica Nominees (Singapore) Pte. Ltd.                                                  Singapore
----------------------------------------------------------------------------------------------------------------------
 503             BankAmerica Nominees Limited (London)                                                 Channel Islands
----------------------------------------------------------------------------------------------------------------------
2999             BankAmerica Preferred Capital Corporation                                               Maryland, USA
----------------------------------------------------------------------------------------------------------------------
 481             BankAmerica Representacao e Servicos Limitada*                                                 Brazil
----------------------------------------------------------------------------------------------------------------------
 250             BankAmerica Ventures                                                                  California, USA
----------------------------------------------------------------------------------------------------------------------
2886             Bay Street Limited                                                                     Cayman Islands
----------------------------------------------------------------------------------------------------------------------
 278             BofA Capital Management, Inc.                                                           Delaware, USA
                 DBA: Inter Cash Capital Advisors
                 DBA: Pacific Century Advisors
----------------------------------------------------------------------------------------------------------------------
2945             California Street Limited                                                              Cayman Islands
----------------------------------------------------------------------------------------------------------------------
3016             Davis Street Limited                                                                   Cayman Islands
----------------------------------------------------------------------------------------------------------------------
 249             Equitable Deed Company                                                                California, USA
                 DBA: Continental Auxiliary Company
----------------------------------------------------------------------------------------------------------------------
 534             Golden Gate Participacoes Ltd.                                                                 Brazil
----------------------------------------------------------------------------------------------------------------------
 252             Grant County Power Company                                                              Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 536             Lease Holding VI, Inc.                                                                  Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 541             NAGSA II, Inc.                                                                          Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 258             Pacific Southwest Realty Company                                                        Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 259             PNB Securities Corporation                                                            California, USA
----------------------------------------------------------------------------------------------------------------------
 265             Security Pacific Asia Limited                                                               Singapore
----------------------------------------------------------------------------------------------------------------------
 347             Security Pacific Equipment Leasing, Inc.                                                Delaware, USA
                 DBA: SPELI
----------------------------------------------------------------------------------------------------------------------
 428                 BA Leasing & Capital Corporation                                                  California, USA
----------------------------------------------------------------------------------------------------------------------
3003                     Airlease Management Services, Inc.                                              Delaware, USA
----------------------------------------------------------------------------------------------------------------------
1324                     BA FSC Holdings, Inc.                                                           Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 348                         Aerocrane Leasing Ltd.                                                U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
1323                         BA Swiss FSC Holdings, Inc.                                                 Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 551                             Samedan Leasing Ltd.                                              U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
2367                         Canea, Inc.                                                                 Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2364                             Canea FSC, Inc.                                                   U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
2790                         Eloundra FSC, Inc.                                                    U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
2212                         Epidaurus FSC, Inc.                                                   U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
 349                         First Executive Sands Leasing Corp.                                       California, USA
----------------------------------------------------------------------------------------------------------------------

Org #        LE Name                                                                     Jurisdiction of Incorporation
-----        -------                                                                     -----------------------------
             1st 2nd 3rd 4th 5th 6th 7th 8th
             --- --- --- --- --- --- --- ---
----------------------------------------------------------------------------------------------------------------------
 350                             First Executive Leasing FSC Ltd.                                  U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
2998                         FM FSC UK, Ltd.                                                                   Bermuda
----------------------------------------------------------------------------------------------------------------------
2791                         Irapetra FSC, Inc.                                                    U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
1409                         Knossus FSC, Inc.                                                     U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
2970                         Lease Holding Company Pte. Ltd.                                                 Singapore
----------------------------------------------------------------------------------------------------------------------
 549                         Marco Polo Leasing Ltd.                                               U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
2213                         Mycenae, Inc.                                                               Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2214                             Mycenae FSC, Inc.                                                 U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
1436                         Nauplia, Inc.                                                               Delaware, USA
----------------------------------------------------------------------------------------------------------------------
1438                             Nauplia FSC, Inc.                                                 U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
2368                         Patras, Inc.                                                                Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2365                             Patras FSC, Inc.                                                  U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
1408                         Phaestos FSC, Inc. ~                                                  U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
 550                         Raffles Leasing Ltd.                                                  U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
1439                         Sounion FSC, Inc.                                                     U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
 552                         Tanah Merah Leasing Ltd.                                              U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
1419                         Tiryns, Inc.                                                                Delaware, USA
----------------------------------------------------------------------------------------------------------------------
1420                             Tiryns FSC, Inc. ~                                                U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
2969                     Pydna Corporation                                                               Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2973                     Taurus Trust Company, Inc.                                                      Illinois, USA
----------------------------------------------------------------------------------------------------------------------
 433                     Transit Holding, Inc.                                                           Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 434                         Asset Holding Co. Inc.                                                      Delaware, USA
----------------------------------------------------------------------------------------------------------------------
3002                     United States Airlease Holding, Inc.                                          California, USA
----------------------------------------------------------------------------------------------------------------------
 546                 Balmoral Leasing Ltd.                                                         U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
 354                 SPAA Leasing Corporation                                                            Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 358             Security Pacific Financial Services of California Inc.                                  Delaware, USA
----------------------------------------------------------------------------------------------------------------------
3015             Silver REMIC Management Co.                                                             Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 542             Special Asset Holding Co.                                                               Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 543                 Film Asset Holding Co. ~                                                            Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 533             The Electronic Payments Exchange, Inc.*                                                 Delaware, USA
----------------------------------------------------------------------------------------------------------------------
3042             Vision Achievement Limited                                                                  Hong Kong
----------------------------------------------------------------------------------------------------------------------
 537             Wilco One, Inc.                                                                         Delaware, USA
----------------------------------------------------------------------------------------------------------------------

Org #        LE Name                                                                     Jurisdiction of Incorporation
-----        -------                                                                     -----------------------------
             1st 2nd 3rd 4th 5th 6th 7th 8th
             --- --- --- --- --- --- --- ---
----------------------------------------------------------------------------------------------------------------------
 363             Zedd Investments, Inc.                                                                  Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 364             Zentac Productions, Inc.                                                                Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 554         Bank of America Nevada                                                                        Nevada, USA
----------------------------------------------------------------------------------------------------------------------
 386         Bank of America New Mexico, National Association                                      USA (National Bank)
----------------------------------------------------------------------------------------------------------------------
 408         Bank of America NW, National Association                                              USA (National Bank)
----------------------------------------------------------------------------------------------------------------------
3000             BA Merchant Services, Inc.*                                                             Delaware, USA
----------------------------------------------------------------------------------------------------------------------
  20             Centrum Properties Corporation                                                        Washington, USA
----------------------------------------------------------------------------------------------------------------------
 625             DAS Holdings Inc.                                                                     Washington, USA
----------------------------------------------------------------------------------------------------------------------
  11             Rainier Credit Company                                                                Washington, USA
----------------------------------------------------------------------------------------------------------------------
 416             Seafirst America Corporation                                                          Washington, USA
----------------------------------------------------------------------------------------------------------------------
2185             Seafirst Asset Holding Co.                                                              Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 411             Seafirst Auto Leasing, Inc.                                                           Washington, USA
----------------------------------------------------------------------------------------------------------------------
 404             Seafirst Insurance Corporation                                                        Washington, USA
----------------------------------------------------------------------------------------------------------------------
  27             Seafirst Investment Services, Inc.                                                    Washington, USA
----------------------------------------------------------------------------------------------------------------------
 413             Seafirst Leasing Company                                                              Washington, USA
----------------------------------------------------------------------------------------------------------------------
  45             Seafirst Merchant Services, Inc.                                                        Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 420             Seafirst Properties Corporation                                                       Washington, USA
----------------------------------------------------------------------------------------------------------------------
 421             Seafirst Services Corporation                                                         Washington, USA
----------------------------------------------------------------------------------------------------------------------
 533             The Electronic Payments Exchange, Inc.*                                                 Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 389         Bank of America Texas, N.A.                                                           USA (National Bank)
----------------------------------------------------------------------------------------------------------------------
2008         Bank of America Trust Company of Florida, National Association                        USA (National Bank)
----------------------------------------------------------------------------------------------------------------------
  32         Bank of America, FSB                                                                      Washington, USA
                 DBA: Bank of America Hawaii
                 DBA: Bank of America, FSB, Community Development Division
                 DBA: BankAmerica Housing Services, a division of Bank of America, FSB
                 DBA: BankAmerica Mortgage, a division of Bank of America, FSB
----------------------------------------------------------------------------------------------------------------------
2202             Arbor National Holdings, Inc.                                                           New York, USA
----------------------------------------------------------------------------------------------------------------------
2208                 Arbor National Mortgage, Inc.                                                       New York, USA
----------------------------------------------------------------------------------------------------------------------
2203                 Arbor Real Estate Management, Inc.                                                  New York, USA
----------------------------------------------------------------------------------------------------------------------
2206                 Designated Appraisers, Inc.                                                         New York, USA
----------------------------------------------------------------------------------------------------------------------
2207                 Home Closing Services, Inc.                                                         New York, USA
----------------------------------------------------------------------------------------------------------------------
2204                 Lauren Advertising, Inc.                                                            New York, USA
----------------------------------------------------------------------------------------------------------------------
2205                 Roots Insurance Agency, Inc.                                                        New York, USA
----------------------------------------------------------------------------------------------------------------------
 641             Bank of America (Hawaii) Insurance Agency, Inc.                                           Hawaii, USA
----------------------------------------------------------------------------------------------------------------------

Org #        LE Name                                                                     Jurisdiction of Incorporation
-----        -------                                                                     -----------------------------
             1st 2nd 3rd 4th 5th 6th 7th 8th
             --- --- --- --- --- --- --- ---
----------------------------------------------------------------------------------------------------------------------
 631             Honfed Financial Services Corp.                                                           Hawaii, USA
----------------------------------------------------------------------------------------------------------------------
1411             United Mortgage Corporation                                                            Minnesota, USA
----------------------------------------------------------------------------------------------------------------------
1413                 IDL Mortgage Corporation                                                           Wisconsin, USA
----------------------------------------------------------------------------------------------------------------------
1412                 Valley Mortgage Corporation                                                        Minnesota, USA
----------------------------------------------------------------------------------------------------------------------
1410             United Mortgage Holding Company                                                        Minnesota, USA
----------------------------------------------------------------------------------------------------------------------
 29          BankAmerica Community Development Corporation                                                 Oregon, USA
----------------------------------------------------------------------------------------------------------------------
 139         BankAmerica Financial, Inc.                                                                 Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 104             Argentina Investment Holding Limited                                                          Bahamas
----------------------------------------------------------------------------------------------------------------------
 370             B.A. Insurance (Cayman) Ltd.                                                           Cayman Islands
----------------------------------------------------------------------------------------------------------------------
2001             BankAmerica Capital Corporation                                                         Delaware, USA
----------------------------------------------------------------------------------------------------------------------
  98                 Security Pacific Investors, Inc.                                                    Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 182             BankAmerica Insurance Group, Inc.                                                       Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 190                 BA Insurance Agency, Inc.                                                           Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 184                 General Fidelity Insurance Company                                                California, USA
----------------------------------------------------------------------------------------------------------------------
 185                 General Fidelity Life Insurance Company                                           California, USA
----------------------------------------------------------------------------------------------------------------------
 43                  Security Pacific Southwest Insurance Agency, Inc.                                    Arizona, USA
----------------------------------------------------------------------------------------------------------------------
 109             Brazilian Financial Services, Inc.                                                      Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 110                 BFS Participacoes, Ltda                                                                    Brazil
----------------------------------------------------------------------------------------------------------------------
 112             Brazilian Tourism Holdings, Inc.                                                        Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 397             Overseas Lending Corporation                                                            Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 497                 Hedges, S.A.*                                                                           Argentina
----------------------------------------------------------------------------------------------------------------------
 499                 Inversiones y Negocios Fiduciarios S.A.*                                                Argentina
----------------------------------------------------------------------------------------------------------------------
 143             Security Pacific Business Credit Inc.                                                   Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 145             Security Pacific Finance System Incorporated                                            Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 151                 BA Financial Management Services, Inc.                                              Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 146                 Dealers Credit, Inc.                                                                Delaware, USA
                     DBA: Dealers Credit Insurance Agency (Inc.)
----------------------------------------------------------------------------------------------------------------------
 148                 Security Pacific Consumer Discount Company                                      Pennsylvania, USA
                     DBA: Security Pacific Financial Services of Pennsylvania Inc.
----------------------------------------------------------------------------------------------------------------------
 149                 Security Pacific Finance Credit Corp.                                               Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 152                 Security Pacific Financial Services Inc.                                            Delaware, USA
                     DBA: Security Pacific Manufacturer Funding
----------------------------------------------------------------------------------------------------------------------
 163                     Security Pacific Executive/Professional Services, Inc.                          Colorado, USA
----------------------------------------------------------------------------------------------------------------------

Org #        LE Name                                                                     Jurisdiction of Incorporation
-----        -------                                                                     -----------------------------
             1st 2nd 3rd 4th 5th 6th 7th 8th
             --- --- --- --- --- --- --- ---
----------------------------------------------------------------------------------------------------------------------
 165                     Security Pacific Financial Services of Minnesota Inc.                          Minnesota, USA
----------------------------------------------------------------------------------------------------------------------
 154                     Security Pacific Financial Services of Nevada Inc.                                Nevada, USA
----------------------------------------------------------------------------------------------------------------------
 156                     Security Pacific Financial Services of West Virginia Inc.                  West Virginia, USA
----------------------------------------------------------------------------------------------------------------------
 160                     SPF Advertising Agency, Inc.                                                      Kansas, USA
----------------------------------------------------------------------------------------------------------------------
 166                     The Midwestern Agency Corporation, Inc.                                             Iowa, USA
----------------------------------------------------------------------------------------------------------------------
 161                 Security Pacific Financial Services of Des Moines Inc.                                  Iowa, USA
----------------------------------------------------------------------------------------------------------------------
 147                 Security Pacific Mortgage Corp.                                                     Virginia, USA
----------------------------------------------------------------------------------------------------------------------
 168             Security Pacific Housing Services, Inc.                                                 Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 169                 Security Pacific Acceptance Corp.                                                   Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 170                 Security Pacific Acceptance Corp. II                                                Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 172             Security Pacific Leasing Corporation                                                    Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 173                 MCOG Leasing Corp.                                                                California, USA
----------------------------------------------------------------------------------------------------------------------
2356                 Sardonyx Shipping Pte Ltd~                                                              Singapore
----------------------------------------------------------------------------------------------------------------------
 200                 Securilease BV                                                               Netherlands Antilles
----------------------------------------------------------------------------------------------------------------------
 174                 Security Pacific Capital Leasing Corporation                                        Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 194                 Security Pacific EuroFinance Holdings, Inc.                                         Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 195                     Security Pacific Equipment Finance (Europe) Inc.                                Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 224                     Security Pacific Lease Finance (Europe) Inc.                                    Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 218                 Security Pacific International Leasfinance, Inc.                                    Delaware, USA
----------------------------------------------------------------------------------------------------------------------
3001                 Ulysses Beta, Inc.                                                                  Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2972                 Ulysses Queensland Corporation                                                      Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 177                 White Sands Leasing Corporation                                                     Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 178                     Pasir Mas Ltd.                                                            U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
 179                 Windmill Sands Leasing Corporation                                                  Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 180                     Windmill Leasing, Ltd.                                                    U.S. Virgin Islands
----------------------------------------------------------------------------------------------------------------------
 501             Titulos Rioplatenses S.A.*                                                                    Uruguay
----------------------------------------------------------------------------------------------------------------------
 400             Western America Financial, Inc.                                                         Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2003         BankAmerica Investment Corporation                                                          Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2010         BankAmerica Realty Finance, Inc.                                                            Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 380         BankAmerica Realty Services, Inc.                                                           Delaware, USA
----------------------------------------------------------------------------------------------------------------------
3019             Villages of LaCosta LLC*                                                                Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 242         BankAmerica State Trust Company                                                           California, USA
----------------------------------------------------------------------------------------------------------------------

Org #        LE Name                                                                     Jurisdiction of Incorporation
-----        -------                                                                     -----------------------------
             1st 2nd 3rd 4th 5th 6th 7th 8th
             --- --- --- --- --- --- --- ---
----------------------------------------------------------------------------------------------------------------------
2793         Concorde Solutions, Inc.                                                                    Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2005         Continental Illinois Energy Development Corporation                                         Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2007         Continental Illinois Service Corporation                                                    Delaware, USA
----------------------------------------------------------------------------------------------------------------------
2110         LaSalle Street Natural Resources Corporation                                                Delaware, USA
----------------------------------------------------------------------------------------------------------------------
  9          Rainier Bancorporation                                                                    Washington, USA
----------------------------------------------------------------------------------------------------------------------
 12          Rainier Mortgage Company                                                                  Washington, USA
----------------------------------------------------------------------------------------------------------------------
 372         Real Estate Collateral Management Company                                                   Delaware, USA
----------------------------------------------------------------------------------------------------------------------
 42          Security Pacific Southwest Financial Services, Inc.                                          Arizona, USA
----------------------------------------------------------------------------------------------------------------------
 132         Security-First Company                                                                    California, USA
----------------------------------------------------------------------------------------------------------------------
 133             Security-First CMO-I Corporation                                                      California, USA
----------------------------------------------------------------------------------------------------------------------

*  LEGAL ENTITIES OWNED WITHIN THE BAC FAMILY BY MORE THAN ONE ENTITY
-------------------------------------------------------------------------
Legal Entity:                    517   693327 Ontario Limited

  Shareholders:                                   Voting  Common Shares
                                        385  Bank of America National Trust and Savings Association               51.69
                                        514  Bank of America Canada                                               10.22
                                                                                                               --------
                                                                                                                  61.91
                                                                                                               ========
Legal Entity                    2270   Arrendadora BankAmerica, S.A.

                                                  Voting  Common Shares
                                        438  BankAmerica International                                             0.01
                                        444  BankAmerica International Financial Corporation                      99.99
                                                                                                               --------
                                                                                                                    100
                                                                                                               ========
                                3000   BA Merchant Services, Inc.
Legal Entity
                                                  Voting  Common Shares

                                        385  Bank of America National Trust and Savings Association                  85
                                        408  Bank of America NW, National Association                                15
                                                                                                               --------
                                                                                                                    100
                                                                                                               ========
Legal Entity:                    308   Bank of America (Asia) Limited

  Shareholders:                                   Voting  Common Shares
                                        337  Security Pacific Hong Kong Holdings Limited                          30.93
                                        306  Security Pacific Overseas Investment Corporation                     69.07
                                                                                                               --------
                                                                                                                    100
                                                                                                               ========
  Shareholders:                                   Voting  Preferred Shares
                                        306  Security Pacific Overseas Investment Corporation                       100
                                                                                                               --------
                                                                                                                    100
                                                                                                               ========
Legal Entity:                    437   Bank of America Colombia

  Shareholders:                                   Voting  Common Shares
                                        444  BankAmerica International Financial Corporation                          5
                                        385  Bank of America National Trust and Savings Association                  95
                                                                                                               --------
                                                                                                                    100
                                                                                                               ========
Legal Entity:                    470   Bank of America International Limited

  Shareholders:
                                                  Voting  Common Shares
                                        385  Bank of America National Trust and Savings Association                37.9
                                        444  BankAmerica International Financial Corporation                        1.8
                                        450  BA Holding Company S.A.                                               60.3
                                                                                                               --------
                                                                                                                    100
                                                                                                               ========
Legal Entity:                   2269   Bank of America Mexico, S.A.

  Shareholders:                                   Voting  Common Shares
                                        444  BankAmerica International Financial Corporation                      99.67
                                        438  BankAmerica International                                             0.33
                                                                                                               --------
                                                                                                                    100
                                                                                                               ========

Legal Entity:                    440   Bank of America, S.A.

  Shareholders:                                   Voting  Common Shares
                                        385   Bank of America National Trust and Savings Association                   50
                                        438   BankAmerica International                                                50
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                    481   BankAmerica Representacao e Servicos Limitada

  Shareholders:                                   Voting  Common Shares
                                        444   BankAmerica International Financial Corporation                       99.95
                                        385   Bank of America National Trust and Savings Association                 0.05
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                    457   BankAmerica Trust Company (Hong Kong) Limited

  Shareholders:                                   Voting  Common Shares
                                        450   BA Holding Company S.A.                                                99.6
                                        458   BATCO Nominees Limited                                                  0.4
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                    458   BATCO Nominees Limited

  Shareholders:                                   Voting  Common Shares
                                        462   Renfrew Services Limited                                                 50
                                        457   BankAmerica Trust Company (Hong Kong) Limited                            50
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                   2026   CIC Trading, S.A.

  Shareholders:                                   Voting  Common Shares
                                       2107   Moraine Ltd.                                                              1
                                       2022   BankAmerica International Investment Corporation                         99
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                   2037   Continental Information & Technology Services Co., S.A.

  Shareholders:                                   Voting  Common Shares
                                       2022   BankAmerica International Investment Corporation                         99
                                       2107   Moraine Ltd.                                                              1
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                   2038   Continental International Finance Corporation II Limitada

  Shareholders:                                   Voting  Participation or Partnership Interest
                                       2022   BankAmerica International Investment Corporation                    99.9628
                                       2065   Labco I, Inc. Chile Limitada                                        0.03720
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                   2043   Continental Investment Company S.A.

  Shareholders:                                   Voting  Common Shares
                                       2022   BankAmerica International Investment Corporation                         99
                                       2107   Moraine Ltd.                                                              1
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========


Legal Entity:                    604   Debt Recovery (Hong Kong) Limited

  Shareholders:                                   Voting  Common Shares
                                       232   Inchroy Credit Corporation Limited                                        50
                                       444   BankAmerica International Financial Corporation                           50
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                    461   Fiduciary Services Limited

  Shareholders:                                   Voting  Common Shares
                                       457   BankAmerica Trust Company (Hong Kong) Limited                             50
                                       458   BATCO Nominees Limited                                                    50
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                    497   Hedges, S.A.

  Shareholders:                                   Voting  Common Shares
                                       444   BankAmerica International Financial Corporation                         99.9
                                       397   Overseas Lending Corporation                                             0.1
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                   3021   InverAmerica, S.A.

  Shareholders:                                   Voting  Common Shares
                                       306   Security Pacific Overseas Investment Corporation                          10
                                       444   BankAmerica International Financial Corporation                           90
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                    498   Inversiones of America Corredores de Bolsa Limitada

  Shareholders:                                   Voting  Common Shares
                                       438   BankAmerica International                                             0.0004
                                       444   BankAmerica International Financial Corporation                      99.9996
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                    499   Inversiones y Negocios Fiduciarios S.A.

  Shareholders:                                   Voting  Common Shares
                                       444   BankAmerica International Financial Corporation                           99
                                       397   Overseas Lending Corporation                                               1
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                    301   InvestAmerica S.A.

  Shareholders:                                   Voting  Participation or Partnership Interest
                                       444   BankAmerica International Financial Corporation                        99.19
                                       306   Security Pacific Overseas Investment Corporation                        0.81
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========
Legal Entity:                    460   ITG Secretaries Limited

  Shareholders:                                   Voting  Common Shares
                                       457   BankAmerica Trust Company (Hong Kong) Limited                             50
                                       458   BATCO Nominees Limited                                                    50
                                                                                                               ----------
                                                                                                                      100
                                                                                                               ==========


Legal Entity:                   2059   Justin, Inc. Chile Ltda.

  Shareholders:                                   Voting  Common Shares
                                       2058    Justin, Inc.                                                         99
                                       2057    Juliana, Inc.                                                         1
                                                                                                               -------
                                                                                                                   100
                                                                                                               =======
Legal Entity:                   2065   Labco I, Inc. Chile Limitada

  Shareholders:                                   Voting  Common Shares
                                       2067    Labco II, Inc.                                                        1
                                       2064    Labco I, Inc.                                                        99
                                                                                                               -------
                                                                                                                   100
                                                                                                               =======
Legal Entity:                    462   Renfrew Services Limited

  Shareholders:                                   Voting  Common Shares
                                        458    BATCO Nominees Limited                                               50
                                        457    BankAmerica Trust Company (Hong Kong) Limited                        50
                                                                                                               -------
                                                                                                                   100
                                                                                                               =======
Legal Entity:                   1400   Societe Nouvelle Les Dolomites Francaises

  Shareholders:                                   Voting  Common Shares
                                        199    Security Pacific EuroFinance, Inc.                                 99.8
                                         54    Appold Holdings Limited                                             0.2
                                                                                                               -------
                                                                                                                   100
                                                                                                               =======
Legal Entity:                    533   The Electronic Payments Exchange, Inc.

  Shareholders:                                   Voting  Common Shares
                                        408    Bank of America NW, National Association                              2
                                        385    Bank of America National Trust and Savings Association               98
                                                                                                               -------
                                                                                                                   100
                                                                                                               =======
Legal Entity:                    501   Titulos Rioplatenses S.A.

  Shareholders:                                   Voting  Common Shares
                                        139    BankAmerica Financial, Inc.                                           2
                                        444    BankAmerica International Financial Corporation                      98
                                                                                                               -------
                                                                                                                   100
                                                                                                               =======
Legal Entity:                   3019   Villages of Lacosta LLC

  Shareholders:                                   Voting  Common Shares
                                        312    Bank of America (Macau) Limited                                      99
                                        380    BankAmerica Realty Services, Inc.                                     1
                                                                                                               -------
                                                                                                                   100
                                                                                                               =======



~ LISTING OF ENTITIES WHERE OWNERSHIP WITHIN THE BAC FAMILY IS 50% OR MORE BUT LESS
THAN 100%
Legal Entity:       517   693327 Ontario Limited                        61.91
Legal Entity:      2784   Asia Port Investors LLC                          90
Legal Entity:      2801   BA Assets Company                                75
Legal Entity:       543   Film Asset Holding Co.                           50
Legal Entity:       232   Inchroy Credit Corporation Limited               50
Legal Entity:       492   Multi Banco S.A.                             99.998
Legal Entity:      1408   Phaestos FSC, Inc.                               50
Legal Entity:      2356   Sardonyx Shipping Pte Ltd                        50
Legal Entity:      1420   Tiryns FSC, Inc.                                 50